Consolidated Statements of Operations (Annual Report, USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Annual Report
Revenues
Products sales and installation	$ 745,852	$ 256,563
Revenue from extended warranties	104,604	121,614
Total Revenue	850,456	378,177
Cost of Sales	420,543	158,973
Gross Profit	429,913	219,204
Operating Expenses
General and administrative	361,393	370,358
Professional fees	623,352	281,930
Bad Debt Expense	0	7,235
Salaries and benefits	312,180	247,483
Total Operating Expenses	1,296,925	907,006
Loss from Operations	(867,012)	(687,802)
Other Income (Expense)
Gain (Loss) from on Renegotiated Debt	41,010	(83,601)
Loss from Impairment	0	(885,233)
Interest Expense	(62,020)	(104,383)
Total Other Income (Expense)	(21,010)	(1,073,217)
Net Loss	$ (888,022)	$ (1,761,019)
Net Loss Per Share (Basic and Diluted)	$ (0.01)	$ (0.02)
Weighted Average Shares Outstanding (Basic and Diluted)	157,505,068	114,385,592